BTS BOND ASSET ALLOCATION FUND

A SERIES OF NORTHERN LIGHTS FUND TRUST

17605 Wright Street

Omaha, Nebraska 68130

November 19, 2014

Dear Shareholder:

We wish to provide you with some important information concerning your investment.  You are receiving this Combined Prospectus/Information Statement because you own shares of the BTS Bond Asset Allocation Fund, a series of the Northern Lights Fund Trust.  The Board of Trustees (the “Board”) of Northern Lights Fund Trust (the “Trust”), after careful consideration, has approved the reorganization (the “Reorganization”) of the BTS Bond Asset Allocation Fund (the “Target Fund”), into the BTS Tactical Fixed Income Fund (the “Survivor Fund”),  which is also a series of the Trust.  The Target Fund and the Survivor Fund are sometimes each referred to separately as a “Fund”, and together as the “Funds”.  The series surviving the Reorganization, the Survivor Fund, will be referred to herein as the “Combined Fund”.  The Reorganization does not require your approval, and you are not being asked to vote.  The attached Combined Prospectus/Information Statement contains information about the Survivor Fund and provides details about the terms and conditions of the Reorganization.  You should review the Combined Prospectus/Information Statement carefully and retain it for future reference.

The Target Fund and Survivor Fund have identical investment objectives and their principal investment strategies are similar.  While the Funds use slightly different investment techniques and allocations at times, both Funds primarily invest in fixed income debt securities and select securities to buy and sell based on the BTS model. Currently, the Funds are managed by the same portfolio managers.  We anticipate that the Reorganization will result in benefits to the shareholders of the Target Fund as discussed more fully in the Combined Prospectus/Information Statement.  As a general matter, we believe that after the Reorganization, the Combined Fund will provide you with the same investment objective to seek total return, with generally lower gross expenses and portfolio management efficiencies.

The Board has concluded that the Reorganization is in the best interests of each of the Fund and their respective shareholders.  In approving the Reorganization, the Board considered, among other things, the similarities between the Funds’ investment objectives and strategies, the expected lower expense ratio for the Combined Fund, and the terms and conditions of the Agreement and Plan of Reorganization (the “Plan of Reorganization”).  The Board also considered that it is not anticipated that the Reorganization will have any tax consequences for shareholders.

The Plan of Reorganization provides that the Target Fund will transfer all of its assets and liabilities to the Survivor Fund.  In exchange for the transfer of these assets and liabilities, the Survivor Fund will simultaneously issue shares to the Target Fund in an amount equal in value to the net asset value of the Target Fund’s shares as of the close of business on the business day preceding the foregoing transfers. These transfers are expected to occur on or about December 12, 2014 (the “Closing Date”).  Immediately after the Reorganization, the Target Fund will make a liquidating distribution to its shareholders of the Survivor Fund shares received, so that a holder of shares in the Target Fund at the Closing Date of the Reorganization will receive a number of shares of the Survivor Fund with the same aggregate value as the shareholder had in the Target Fund immediately before the Reorganization. Shareholders who own Class A shares of the Target Fund will receive Class A shares of the Survivor Fund. Shareholders who own Class C shares of the Target Fund will receive Class C shares of the Survivor Fund.

Following the Reorganization, the Target Fund will cease operations as a separate series of the Trust.  Shareholders of the Target Fund will not be assessed any sales charges, redemption fees or any other shareholder fee in connection with the Reorganization.

NO ACTION ON YOUR PART IS REQUIRED TO EFFECT THE REORGANIZATION.

If you have questions, please contact the Funds at 1-877-287-9820.

Sincerely,

James Ash, Esq., Secretary

QUESTIONS AND ANSWERS

We recommend that you read the complete Combined Prospectus/Information Statement.  The following Questions and Answers provide an overview of the key features of  the reorganization (the “Reorganization”) of the BTS Bond Asset Allocation Fund (the “Target Fund”), into the BTS Tactical Fixed Income Fund (the “Survivor Fund”)  and of the information contained in this Combined Prospectus/Information Statement.

Q.           What is this document and why did we send it to you?

A.       This is a Combined Prospectus/Information Statement that provides you with information about a plan of reorganization between the Target Fund and the “Survivor Fund. Both the Target Fund and the Survivor Fund are series of the Northern Lights Fund Trust (the “Trust”).  The Target Fund and the Survivor Fund are sometimes each referred to separately as a “Fund”, and together as the “Funds.”  The Funds pursue identical investment objectives and similar investment strategies.  When the Reorganization is completed, your shares of the Target Fund will be exchanged for shares of the Survivor Fund, and the Target Fund will be terminated as a series of the Trust.  Please refer to the Combined Prospectus/Information Statement for a detailed explanation of the Reorganization, and a more complete description of the Survivor Fund.

You are receiving this Combined Prospectus/Information Statement because you own shares of the Target Fund as of November 18, 2014.  The Reorganization does not require approval by you or by shareholders of either the Target or Survivor Fund, and you are not being asked to vote.

Q.           Has the Board of Trustees approved the Reorganization?

A.            Yes, the Board of Trustees of the Trust (the “Board”) has approved the Reorganization.  After careful consideration, the Board, including all of the Trustees who are not “interested persons” of the Corporation (as defined in the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Trustees”), determined that the Reorganization is in the best interests of the Target Fund’s and Survivor Fund’s shareholders and that neither Fund’s existing shareholders will be diluted as a result of the Reorganization.   It is expected that the Target Fund will benefit from the possible operating efficiencies and economies of scale that may result from combining the assets of the Target Fund with the assets of the Survivor Fund.

Q.           Why is the Reorganization occurring?

A.            The Board has determined that Target Fund shareholders may benefit from an investment in the Combined Fund in the following ways:

(i)	Shareholders of the Target Fund will remain invested in an open-end fund that has greater net assets; and
(ii)

The larger net asset size of the Combined Fund is expected to result in operating efficiencies (e.g., certain fixed costs, such as legal expenses, audit fees, compliance expenses, accounting fees and other expenses, will be spread across a larger asset base, thereby potentially lowering the total expense ratio borne by shareholders of the Combined Fund).

Q.           How will the Reorganization affect me as a shareholder?

A.            Upon the closing of the Reorganization, Target Fund shareholders will become shareholders of the Survivor Fund. With the Reorganization, all of the assets and the liabilities of the Target Fund will be combined with those of the Survivor Fund.  You will receive shares of the Survivor Fund of the same class as the shares you own of the Target Fund. An account will be created for each shareholder that will be credited with shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Target Fund shares at the time of the Reorganization.

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The number of shares a shareholder receives (and thus the number of shares allocated to a shareholder) will depend on the relative net asset values per share of the two Funds immediately prior to the Reorganization.  Thus, although the aggregate net asset value in a shareholder’s account will be the same, a shareholder may receive a greater or lesser number of shares than it currently holds in the Target Fund.  No physical share certificates will be issued to shareholders.  As a result of the Reorganization, a Target Fund shareholder will hold a smaller percentage of ownership in the Combined Fund than such shareholder held in the Target Fund prior to the Reorganization.

Q.           Why is no shareholder action necessary?

A.            Neither a vote of the shareholders of the Target Fund nor a vote of the shareholders of the Survivor Fund is required to approve the Reorganization under the Delaware Statutory Trust Act or under the Trust’s declaration of Trust.  Under Rule 17a-8 of the 1940 Act, a vote of shareholders of the Target Fund is not required.

Q.           When will the Reorganization occur?

A.            The Reorganization is expected to take effect on or about December 12, 2014, or as soon as possible thereafter.

Q.           Who will pay for the Reorganization?

A.            The costs of the Reorganization will be borne by BTS Asset Management, Inc., each Fund’s investment adviser.

Q.           Will the Reorganization result in any federal tax liability to me?

A.            The Reorganization will not result in a tax consequence to Target Fund shareholders.

Q.           Can I redeem my shares of the Target Fund before the Reorganization takes place?

A.            Yes.  You may redeem your shares, at any time before the Reorganization takes place, as set forth in the Target Fund’s prospectus.  If you choose to do so, your request will be treated as a normal exchange or redemption of shares. Shares that are held as of December 12, 2014 will be exchanged for shares of the Survivor Fund.

Q.           Will shareholders have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A.            No.  Shareholders will not pay any sales load, commission or other similar fee in connection with the Reorganization, and thus Target Fund shareholders will not pay any such fee indirectly.

Q.           Are there differences in front-end sales loads or contingent deferred sales charges?

A.            No.  Both the Target Fund and the Survivor Fund have the same front-end sales loads and contingent deferred sales charges.

Q.           Whom do I contact for further information?

A.            You can contact your financial adviser for further information.  You may also contact the Funds at 1-877-287-9820.  You may also visit our website at www.btsfunds.com.

Important additional information about the Reorganization is set forth in the accompanying Combined Prospectus/Information Statement.  Please read it carefully.

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INFORMATION STATEMENT FOR

BTS BOND ASSET ALLOCATION FUND, A SERIES OF NORTHERN LIGHTS FUND TRUST

17605 WRIGHT STREET

OMAHA, NEBRASKA 68130

PROSPECTUS FOR

BTS TACTICAL FIXED INCOME FUND, A SERIES OF NORTHERN LIGHTS FUND TRUST

17605 WRIGHT STREET

OMAHA, NEBRASKA 68130

DATED November 19, 2014, 2014

RELATING TO THE REORGANIZATION OF

BTS BOND ASSET ALLOCATION FUND

WITH AND INTO

BTS TACTICAL FIXED INCOME FUND

EACH A SERIES OF NORTHERN LIGHTS FUND TRUST

This Combined Prospectus/Information Statement is furnished to you as a shareholder of BTS Bond Asset Allocation Fund (the “Target Fund”), a series of Northern Lights Fund Trust., a Delaware statutory trust (the “Trust”).  As provided in the Agreement and Plan of Reorganization (the “Plan of Reorganization”), the Target Fund will be reorganized into the BTS Tactical Fixed Income (the “Survivor Fund”), also a series of the Trust (the “Reorganization”).  The Target Fund and the Survivor Fund are each referred to herein as a “Fund”, and together, the “Funds.”  The Fund surviving the Reorganization, the Survivor Fund, will be referred to herein as the “Combined Fund.”  For purposes of this Combined Prospectus/Information Statement, the terms “shareholder,” “you” and “your” may refer to the shareholders of the Target Fund.

The Board of Trustees of the Trust (the “Board”), on behalf of each Fund, has approved the Reorganization and has determined that the Reorganization is in the best interests of the Funds and their respective shareholders.  The Survivor Fund pursues an investment objective identical to that of the Target Fund, and the investment strategies of the Funds are similar.  While the Funds use slightly different investment techniques and allocations at times, both Funds primarily invest in fixed income securities and select securities to buy and sell based on the BTS model, see “Summary—Investment Objectives and Principal Investment Strategies” below.

At the closing of the Reorganization, the Survivor Fund will acquire substantially all of the assets and the liabilities of the Target Fund in exchange for shares of the Survivor Fund.  Immediately after receiving the Survivor Fund shares, the Target Fund will distribute these shares to its shareholders in the liquidation of the Target Fund.  Target Fund shareholders will receive shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares they held immediately prior to the Reorganization.  After distributing these shares, the Target Fund will be terminated as a series of the Trust.  As a result of the Reorganization a shareholder of the Target Fund will have a smaller percentage of ownership in the Combined Fund than such shareholder’s percentage of ownership in the Target Fund prior to the Reorganization.

This Combined Prospectus/Information Statement sets forth concisely the information you should know about the Reorganization of the Target Fund and constitutes an offering of the shares of the Survivor Fund issued in the Reorganization.  Please read it carefully and retain it for future reference.

A Statement of Additional Information dated November 19, 2014, 2014 (the “Reorganization SAI”), relating to this Combined Prospectus/Information Statement and the Reorganization has been filed with the Securities and Exchange Commission (the “SEC”), and is incorporated by reference into (legally considered to be part of) this Combined Prospectus/Information Statement.  A copy of the Reorganization SAI is available upon request and without charge by contacting the Funds toll free at 1-877-287-9820.

In addition, the following documents each have been filed with the Securities and Exchange Commission (the “SEC”), and are incorporated herein by reference:

•

the Prospectus related to the Target Fund, dated April 30, 2014;

•

the Statement of Additional Information related to the Target Fund and Survivor Fund, dated April 30; 2014

•

the Annual Report to shareholders of the Target Fund for the fiscal year ended December 31, 2013, which has previously been sent to shareholders of the Target Fund; and

•

the Semi-Annual Report to shareholders of the Target Fund for the fiscal period ended June 30, 2014, which has previously been sent to shareholders of the Target Fund.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

The Reorganization SAI, as well as the Funds’ Prospectus, Statement of Additional Information and their annual and semi-annual reports, are available upon request and without charge by writing to the Funds at 17605 Wright Street, Omaha, Nebraska 68130 or by calling toll-free at 1-877-287-9820.  They are also available, free of charge, at the Funds’ website at www.btsfunds.com.  Information about the Funds can also be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102.  Call 1-202-551-8090 for information on the operation of the public reference room. This information is also accessible via the Edgar database on the SEC’s internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

THIS COMBINED PROSPECTUS/INFORMATION STATEMENT IS EXPECTED TO BE SENT TO SHAREHOLDERS ON OR ABOUT NOVEMBER 24, 2014.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION NOT CONTAINED IN THIS COMBINED PROSPECTUS/INFORMATION STATEMENT AND, IF SO GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS COMBINED PROSPECTUS/INFORMATION STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

NEITHER THE SEC NOR ANY STATE REGULATOR HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROSPECTUS/INFORMATION STATEMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

SUMMARY	4

Investment Objectives and Principal Investment Strategies	5
Fees and Expenses	6
Portfolio Turnover	7
Federal Tax Consequences	7
Purchase, Exchange, Redemption, Transfer and Valuation of Shares	7
Principal Investment Risks	7

COMPARISON OF THE TARGET FUND AND SURVIVOR FUND	7

Investment Objectives and Principal Investment Strategies	7
Comparison of Investment Objectives and Principal Investment Strategies	13
Fundamental Investment Policies	15
Risks of the Funds	15
Performance History	17
Management of the Funds	19
Portfolio Managers	19
Other Service Providers	19
Purchase, Redemption and Pricing Of Fund Shares	20
Frequent Purchases And Redemption of Fund Shares	20
Dividends, Distributions and Taxes	21

FINANCIAL HIGHLIGHTS	22

INFORMATION RELATING TO THE REORGANIZATION	22

Description of the Reorganization	22
Reasons for the Reorganization	23
Federal Income Taxes	23
Expenses of the Reorganization	24
Continuation of Shareholder Accounts and Plans; Share Certificates	24
Legal Matters

OTHER INFORMATION	24

Capitalization	24
Shareholder Information	24
Shareholder Rights and Obligations	25
Shareholder Proposals	26

EXHIBIT A: AGREEMENT AND PLAN OF REORGANIZATION	A-1

EXHIBIT B: FINANCIAL HIGHLIGHTS	B-1

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Information Statement and is qualified in its entirety by references to the more complete information contained herein.  Shareholders should read the entire Combined Prospectus/Information Statement carefully.

The Trust, organized under the laws of the state of Delaware, is an open-end management investment company registered with the SEC.  The Target Fund and Survivor Fund are organized as separate series of the Trust.  The investment objective of each of the Target Fund and the Survivor Fund is to seek total return.

BTS Asset Management, Inc. (“BTS”) is the investment adviser for the Funds and will serve as the investment adviser for the Combined Fund.  Vilis Pasts, Director of Research of BTS, and Matthew Pasts, Chief Executive Officer of BTS, are co-portfolio managers of both the Target Fund and the Survivor Fund, and they are expected to continue the day-to-day management of the Combined Fund following the Reorganization.

The Reorganization.

The Proposed Reorganization.  The Board, including the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Trustees”), on behalf of each of the Target Fund and the Survivor Fund, has approved the Agreement and Plan of Reorganization (the “Plan of Reorganization”).  The Plan of Reorganization provides for:

•

the transfer of substantially all of the assets and the liabilities of the Target Fund to the Survivor Fund in exchang for shares of the Survivor Fund;

•

the distribution of such shares to the Target Fund’s shareholders; and

•

the termination of the Target Fund as a separate series of the Trust.

If the proposed Reorganization is completed, the Survivor Fund will acquire substantially all of the assets and the liabilities of the Target Fund, and shareholders of the Target Fund will receive shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares that the shareholders own immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization.  The Reorganization has been proposed because BTS believes that it is in the best interests of each Fund’s shareholders if the Target Fund is merged with the Survivor Fund.  The Survivor Fund has an identical investment objective and similar investment strategies as the Target Fund.  Following the Reorganization, the Combined Fund shareholders are projected to have a generally lower gross annual operating expense ratio because certain fixed costs, such as legal expenses, audit fees, compliance expenses, accounting fees and other expenses, will be spread across a larger asset base, thereby potentially lowering the total operating expenses borne by the shareholders.  As a result, BTS believes Target Fund shareholders would benefit from becoming shareholders of the Survivor Fund.

In approving the Plan of Reorganization, the Board, on behalf of the Target Fund, including the Independent Trustees, determined that the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund shareholders will not be diluted as a result of the Reorganization.  Before reaching this conclusion, the Board engaged in a thorough review process relating to the proposed Reorganization.  The Board approved the Reorganization at a meeting held on August 11-12, 2014.

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

•

After the Reorganization, shareholders will be invested in a Combined Fund with an identical investment objective and similar principal investment strategies;

•

The same portfolio management team that currently manages each Fund is expected to manage the Combined Fund following the closing of the Reorganization;

•

The Combined Fund resulting from the completion of the Reorganization is expected to achieve certain operating efficiencies from its larger net asset size;

•

The Combined Fund, as a result of economies of scale, is expected to have a lower ratio of expenses to average net assets than that of the Target Fund prior to the Reorganization;

•

The Reorganization is not expected to result in any tax consequence to shareholders;

•

The Funds and their shareholders will not bear any of the costs of the Reorganization; and

•

The Target Fund shareholders will receive Survivor Fund shares with the same aggregate net asset value as their Target Fund shares.

The Board, including all of the Independent Trustees, concluded, based upon the factors and determinations summarized above, that completion of the Reorganization is advisable and in the best interests of the shareholders of each Fund, and that the interests of the shareholders of each Fund will not be diluted as a result of the Reorganization.  The determinations on behalf of each Fund were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Neither a vote of the shareholders of the Target Fund nor a vote of the shareholders of the Survivor Fund is required to approve the Reorganization under the Delaware Statutory Trust Act or under the Trust’s declaration of trust.

In addition, under Rule 17a-8 under the 1940 Act, a vote of the shareholders of the Target Fund is not required if as a result of the Reorganization: (i) there is no policy of the Target Fund that under Section 13 of the 1940 Act could not be changed without a vote of a majority of its outstanding voting securities that is materially different from a policy of the Survivor Fund; (ii) the Survivor Fund’s advisory contract is not materially different from that of the Target Fund; (iii) the Independent Trustees of the Target Fund who were elected by its shareholders will comprise a majority of the Independent Trustees of the Board overseeing the Survivor Fund; and (iv) after the Reorganization, the Survivor Fund will not be authorized to pay fees under a 12b-1 plan that are greater than fees authorized to be paid by the Target Fund under such a plan. The Reorganization meets all of these conditions, and, therefore, a vote of shareholders is not required under the 1940 Act.

Investment Objectives and Principal Investment Strategies

The Funds have identical investment objectives and similar, though not identical, investment strategies.  The Combined Fund’s investment objective and principal investment strategies will be those of the Survivor Fund.  See “Comparison of the Target Fund and the Survivor Fund — Comparison of Investment Objectives and Principal Investment Strategies” below.

Each Fund’s investment objective is to seek total return.  Both Funds normally invest in fixed income securities through an active trading strategy based on BTS’s proprietary technical-trend model. BTS uses the model to identify particular bond asset categories for investment when trends are positive and, conversely, to sell securities in a bond asset category when trends are unfavorable.

For information on risks, see “Comparison of the Target Fund and Survivor Fund — Risks of the Funds”, below.  The fundamental investment policies applicable to each Fund are identical.

Fees and Expenses

As an investor, shareholders pay fees and expenses to buy and hold shares of the Fund.  Shareholders may pay shareholder fees directly when they buy or sell shares.  Shareholders pay annual fund operating expenses indirectly because they are deducted from Fund assets.

The following tables allow you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of each Fund that you may pay for buying and holding shares of the Fund.  The pro forma columns show expenses of the Combined Fund as if the Reorganization had occurred on the last day of the Fund’s fiscal year ended December 31, 2013.  The Annual Fund Operating Expenses table and Example tables shown below are based on actual expenses incurred during each Fund’s fiscal year ended December 31, 2013.  Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.

Shareholder Fees (fees paid directly from your investment):

	Target Fund Class A shares	Survivor Fund Class A shares	Pro Forma Combined Fund Class A shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%	5.00%	5.00%
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	1.00%	1.00%	1.00%

Class C shares do not pay any sales charges.  A 1.00% redemption fee is charged on Class A and Class C shares of both the Target and Survivor Fund for shares that are held less than 30 days. The Combined Fund will charge the same redemption fee for Class A and Class C shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Target Fund Class A shares	Survivor Fund Class A shares	Pro Forma Combined Fund Class A shares
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other expenses	0.48%	0.53%	0.40%
Acquired Fund Fees and Expenses	0.46%	0.51%	0.50%
Total Annual Fund Operating Expenses	2.19%	2.29%	2.15%

	Target Fund Class C shares	Survivor Fund Class C shares	Pro Forma Combined Fund Class C shares
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other expenses	0.48%	0.53%	0.40%
Acquired Fund Fees and Expenses	0.46%	0.51%	0.50%
Total Annual Fund Operating Expenses	2.94%	3.04%	2.90%

EXAMPLES

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5%

return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A	1 year	3 years	5 years	10 years
Target Fund	$711	$1151	$1616	$2898
Survivor Fund	$720	$1180	$1664	$2994
Pro Forma — Combined Fund	$707	$1139	$1597	$2859

Class C	1 year	3 years	5 years	10 years
Target Fund	$297	$910	$1548	$3261
Survivor Fund	$307	$939	$1596	$3354
Pro Forma — Combined Fund	$293	$898	$1528	$3223

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Target Fund’s portfolio turnover rate was 266% of the average value of its portfolio, and the Survivor Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Federal Tax Consequences

It is expected that the Reorganization itself will be a tax-free reorganization under Section 368(a) of the Internal Revenue Code. Accordingly, no gain or loss is expected to be recognized by the Funds as a direct result of the Reorganization.

Purchase, Exchange, Redemption, Transfer and Valuation of Shares

The policies of the Target Fund and the Survivor Fund regarding the purchase, redemption, exchange, transfer and valuation of shares are identical.  Please see “Comparison of the Target Fund and Survivor Fund—Distribution and Shareholder Servicing Arrangements” and “ —Purchase, Exchange, Redemption, Transfer and Valuation of Shares” below for information regarding the purchase, exchange, redemption, transfer and valuation of shares.

Principal Investment Risks

Because of their similar investment strategies, the primary risks associated with an investment in the Survivor Fund are similar to those associated with an investment in the Target Fund.  Primary investment risks for both Funds include derivatives risk, fixed income risk, high-yield bond risk, issuer-specific risk, management risk, turnover risk, underlying fund risk and U.S. government securities risk.  More information on each of these types of investment risk can be found under “Comparison of the Target Fund and Survivor Fund — Risks of the Funds” below.

COMPARISON OF THE TARGET FUND AND SURVIVOR FUND

Investment Objectives and Principal Investment Strategies

Target Fund.  The investment objective of the Target Fund is to seek total return. The Target Fund’s investment objective may be changed by the Target Fund’s Board of Trustees upon 60 days’ written notice to shareholders.

Under normal circumstances, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in bond instruments.  The Fund defines bond instruments to include fixed income securities, derivatives based on fixed income securities, other investment companies that invest primarily in fixed income securities ("Underlying Funds") and preferred stocks.  This 80% bond investment policy can be changed without shareholder approval, however, shareholders would be given at least 60 days' notice prior to any such change.

BTS seeks to achieve the Target Fund's investment objective by investing in a diversified portfolio of bonds without restriction as to maturity, credit quality, type of issuer, country or currency.  The Target Fund may invest in bonds issued by the U.S. Government, its agencies and instrumentalities.

The Target Fund may invest in investment grade corporate bonds, as well as higher-yielding, higher-risk corporate bonds — commonly known as "high yield" or "junk" bonds — with medium to low credit quality ratings.  High yield bonds are generally rated lower than Baa3 by Moody's Investors Service ("Moody's") or lower than BBB- by Standard and Poor's Rating Group ("S&P").  High yield bonds have a higher expected rate of default than investment grade bonds.

The Target Fund may invest in high yield bonds directly or through derivative instruments designed to replicate some or all of the features of an underlying portfolio of high yield bonds, such as credit default swaps.  Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties.  Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”).  The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument.

BTS uses an active trading strategy based on a proprietary technical trend-following model to take advantage of trends and momentum in the bond market.  Using this model, BTS expects the Target Fund to invest aggressively in securities of a particular bond asset category when trends are positive or, conversely, sell securities in that bond asset category when trends are unfavorable.

BTS’s investment approach includes two primary components:

Defensive Capital Preservation.  When BTS believes that interest rates will rise or high yield market credit conditions will deteriorate, investments will be focused in money market instruments and/or defensive positions such as short sales, inverse Underlying Funds or short positions in derivatives.

Aggressive Total Return.  When BTS believes that interest rates will fall or remain steady and/or high yield market credit conditions will improve, investments will be focused in medium-term and long-term U.S. Government securities and/or high yield bond instruments, including derivatives.  These investments produce income and have the potential for capital appreciation generated by declining interest rates and/or improving high yield market credit fundamentals.

Although BTS’s investment strategy contemplates investments across multiple bond classes, the target Fund may be entirely invested in one bond class.  For example, the Target Fund may be invested entirely in high-yield bonds, or entirely in U.S. Government securities.

BTS employs its proprietary financial research process, which includes: (1) top-down economic analysis, (2) quantitative research, (3) momentum forecasting and (4) technical analysis to assess trends, investment opportunities across the securities markets and to allocate  the Target Fund's investment portfolio primarily between (i) money market instruments, (ii) U.S. Government securities and (iii) high yield bonds (or economically similar positions using derivatives).  Top-down economic analysis includes the prediction of economic trends based upon historical conditions using econometric and computer-assisted algorithms.  Quantitative methods include computing price trends, such as moving average price, and statistical measures, such as standard deviation, to use as predictive tools.  Momentum measures use many of these same tools to measure the speed of price changes as a leading indicator of trends.  Technical analysis includes the study of an index's or a security's past prices and trading volumes for the purpose of forecasting price trends.  The Target Fund will actively switch between specific market segments when the BTS proprietary investment models indicate a high probability that the applicable investments in such segments are likely to outperform investments in other segments.  The Target Fund is actively managed and BTS anticipates that the Target Fund may have a high portfolio turnover rate.  During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 266% of the average value of the Fund’s portfolio.

BTS takes long positions in securities and derivatives when it believes the asset category they represent is undervalued relative to competing asset categories.  Additionally, BTS reduces long positions and/or take short positions in securities and derivatives instruments when it believes the asset category they represent is overvalued or to reduce interest rate and/or default risk.  A short sale is the sale of a security that the Target Fund does not own in hopes of purchasing the same security at a later date at a lower price.  To make delivery to the buyer, the Target Fund must borrow the security, and the Target Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Target Fund.  Short selling is not a principal strategy of the Target Fund.  Derivative securities (such as swap contracts, futures and options) may be used to achieve similar results without the need to borrow and later return securities.

The Target Fund may use leverage to enhance returns.  The amount of leverage will be a function of the BTS's ability to identify attractive investments and its assessment of the overall investment environment.  The Target Fund may borrow an amount up to one-third of its assets (defined as net assets plus any borrowing for investment purposes) for investment purposes.

High Yield Exposure Through Credit Default Swaps

While the Target Fund may execute its high yield strategy by investing in individual high yield securities, it also executes its high yield strategy by entering into credit default swaps.  Credit default swaps (“CDS”) are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties.  The Target Fund enters into credit default swaps by executing an International Swaps and Derivatives Association (ISDA) master agreement, which provides globally-accepted standardized legal documentation for a variety of swap transactions including credit default swaps.  One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk.  The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio.  In general, CDS are used by the Target Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The Target Fund uses credit default swaps as part of a replication tactic whereby the Target Fund combines a (1) credit default swap on a portfolio of high yield bonds with investments in (2) high quality securities, such as U.S. Treasury bills, as an economic substitute for a portfolio of individual high yield bonds.  This two-instrument “replication portfolio” is expected to have an economic and investment return profile that is substantially similar, although not identical to, a cash portfolio of high yield bonds.  If the Target Fund invests in a portfolio of individual high yield bonds, it earns interest and suffers losses when issuers default.  Similarly, the replication portfolio receives nearly identical payments and suffers nearly identical losses to that of a portfolio of high yield bonds.  The Target Fund receives interest (from the portfolio of high quality securities) and receives payments from the protection buyer, which, in total, are approximately equal to the interest payments on a cash portfolio of high yield bonds.  Additionally, the Target Fund makes credit default payments to the credit protection buyer counterparty which are nearly identical to credit losses the Target Fund would suffer from the default of issuers in a cash portfolio of high yield bonds.

The Target Fund uses a market-standard high yield reference portfolio commonly referred to as the CDX high yield index.  The CDX high yield index (composed of 5-year credit default swaps on 100 relatively liquid high yield fixed income securities issued by BB and B rated North American corporate entities) is selected and maintained by Markit Group Limited using specific-issue recommendations and current market-based default swap rates provided by major high yield market participants such as commercial banks and broker-dealers.  Markit Group also provides daily updates of the then-current average credit default swap rate associated with each of the securities in the CDX index.  The CDX index and its average credit default swap rate are used by the Target Fund and its counterparties to set the terms of each CDX-referenced credit default swap.  Markit Group also provides credit default loss information and required credit event payments by conducting a survey or quasi-auction on index securities which have suffered a credit event.  This loss information is used to calculate payments due from a credit protection seller to the protection buyer.  A new index is created every six months to update the index for the purpose of replacing defaulted issuers and including new issuers, which are representative of the then-current high yield market.  The Target Fund expects that it may maintain original credit default swaps or enter into new transactions which terminate the old swap and replace it with one using the newly-updated index.

The tactic of using a CDS referenced to the CDX index differs from the tactic of investing in specific adviser-selected high yield bonds because (1) it does not rely upon the issuer-specific credit research of BTS, (2) exposes the Target Fund to the credit risk of the counterparty in addition to the credit risk of the reference high yield portfolio and (3) permits only long or short positions in the index rather than more selective issuer-specific or sector-specific investment.

Survivor Fund.  The investment objective of the Survivor Fund is to seek total return. The Survivor Fund’s investment objective may be changed by the Survivor Fund’s Board of Trustees upon 60 days’ written notice to shareholders.

Under normal circumstances, the Survivor Fund invests (long or short) at least 80% of its assets in fixed income securities of domestic and foreign issuers or counterparties ("80% investment policy").  The Survivor Fund defines fixed income securities to include:  (i) bills, (ii) notes, (iii) debentures, (iv) bonds, (v) mortgage-backed securities ("MBS"), (vi) asset-backed securities ("ABS"), (vii) preferred stocks, (viii) loan participation interests, (ix) any other debt or debt-related securities of any maturities, whether issued by U.S. or non-U.S. governments, agencies or instrumentalities thereof or corporate entities, and having fixed, variable, floating or inverse floating rates, (x) fixed income derivatives including options, financial futures, options on futures and swaps, (xi) other evidences of indebtedness; and (xii) other investment companies that invest primarily in fixed income securities.  The 80% investment policy can be changed without shareholder approval; however, shareholders would be given at least 60 days’ notice and a change in the 80% policy would also necessitate a change in the Survivor Fund name.

BTS uses an active trading strategy based on a proprietary tactical asset allocation strategy to take advantage of trends and momentum in the market.  The Survivor Fund seeks primarily to invest in cash equivalents or enter into certain derivative transactions to hedge against adverse price movements when BTS believes that the market conditions are unfavorable for investing in fixed income securities.  Using this model BTS expects the Survivor Fund to invest aggressively in securities of a particular fixed income asset category when trends are positive or, conversely, sell securities in that fixed income asset category when trends are unfavorable.

BTS’s investment approach includes two primary components:

Defensive Capital Preservation.  When BTS believes that interest rates will rise or high yield market credit conditions will deteriorate, investments will be focused in money market instruments and/or defensive positions such as short sales, inverse Underlying Funds or short positions in derivatives.

Aggressive Total Return.  When BTS believes that interest rates will fall or remain steady and/or high yield market credit conditions will improve, investments will be focused in various fixed income securities, including derivatives.  These investments produce income and have the potential for capital appreciation generated by declining interest rates and/or improving high yield market credit fundamentals.

BTS seeks to achieve the Survivor Fund's investment objective by investing primarily in a portfolio of fixed income securities without restriction as to maturity, credit quality, type of issuer, country or currency.

•

The Survivor Fund may invest in bonds issued by the U.S. Government, its agencies and instrumentalities.

•

Debt Securities: The Survivor Fund may invest in foreign and domestic debt securities, including corporate debt securities, government and agency debt securities, convertible debt securities, debentures, trust receipts, preferred capital stock, convertible capital stock, and shares of registered open-end and closed-end mutual funds that invest primarily in debt securities.

•

The Survivor Fund may invest in investment grade corporate bonds, as well as higher-yielding, higher-risk corporate bonds — commonly known as "high yield" or "junk" bonds — with medium to low credit quality ratings.  High yield bonds are generally rated lower than Baa3 by Moody's Investors Service ("Moody's") or lower than BBB- by Standard and Poor's Rating Group ("S&P").  High yield bonds have a higher expected rate of default than investment grade bonds.

•

The Survivor Fund may invest in lower rated, high yield debt securities directly or through derivative instruments designed to replicate some or all of the features of an underlying portfolio of high yield bonds, such as credit default swaps.  Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties.  Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”).  The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument.

•

The Survivor Fund may invest in closed-end and open-end registered investment companies (“Underlying Funds”) to the extent permissible under the Investment Company Act of 1940, as amended (the “1940 Act”). The Survivor Fund expects that a significant portion its assets may be invested in Underlying Funds.

•

Derivatives: The Survivor Fund may invest in credit derivative products to be used by the Survivor Fund to gain exposure to specific asset class sectors, such as the high yield bond sector, in order to invest long or short in the specific asset classes.  These products include credit default swaps (“CDS”) and credit default swap index products (including CDX index products).

•

Equity Securities: The Survivor Fund may also invest up to 20% of its assets in U.S. or foreign equity securities.

During “investment periods,” as determined by BTS, the Survivor Fund seeks to invest up to 100% of its total assets in any one type of Fixed Income Security or a combination thereof.  BTS employs its proprietary financial research process, which includes: (1) top-down economic analysis, (2) quantitative research, (3) momentum forecasting and (4) technical analysis to assess trends, investment opportunities across the securities markets and to allocate the Survivor Fund's investment portfolio among various classes of fixed income securities.  Top-down economic analysis includes the prediction of economic trends based upon historical conditions using econometric and computer-assisted algorithms.  Quantitative methods include computing price trends, such as moving average price, and statistical measures, such as standard deviation, to use as predictive tools.  Momentum measures use many of these same tools to measure the speed of price changes as a leading indicator of trends.  Technical analysis includes the study of an index's or a security's past prices and trading volumes for the purpose of forecasting price trends.  The Survivor Fund actively switches between specific market segments when the adviser's proprietary investment models indicate a high probability that the applicable investments in such segments are likely to outperform investments in other segments.  The Survivor Fund is actively managed and BTS anticipates that the Fund may have a high portfolio turnover rate.

BTS takes long positions in securities and derivatives when it believes the asset category they represent is undervalued relative to competing asset categories.  Additionally, BTS reduces long positions and/or take short positions in securities and derivatives instruments when it believes the asset category they represent is overvalued or to reduce interest rate and/or default risk.  A short sale is the sale of a security that the Survivor Fund does not own in hopes of purchasing the same security at a later date at a lower price.  To make delivery to the buyer, the Survivor Fund must borrow the security, and the Survivor Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Survivor Fund.  Short selling is not a principal strategy of the Survivor Fund.  Derivative securities (such as swap contracts, futures and options) may be used to achieve similar results without the need to borrow and later return securities.

The Survivor Fund may use leverage to enhance returns.  The amount of leverage will be a function of the BTS's ability to identify attractive investments and its assessment of the overall investment environment.  The Survivor Fund may borrow an amount up to one-third of its assets (defined as net assets plus any borrowing for investment purposes) for investment purposes.  The use of leverage by the Survivor Fund can substantially increase the adverse impact of risks to which an investment in the Survivor Fund may be subject.

High Yield Exposure Through Credit Default Swaps

While the Survivor Fund may execute its high yield strategy by investing in individual high yield securities, it anticipates that at times it may execute its high yield strategy primarily by entering into credit default swaps.  Credit default swaps (“CDS”) are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties.  The Survivor Fund enters into credit default swaps by executing an International Swaps and Derivatives Association (ISDA) master agreement, which provides globally-accepted standardized legal documentation for a variety of swap transactions including credit default swaps.  One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk.  The seller typically receives pre-determined periodic payments from the other party.  These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio.  In general, CDS may be used by the Survivor Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The Survivor Fund uses credit default swaps as part of a replication tactic whereby the Survivor Fund combines a (1) credit default swap on a portfolio of high yield bonds with investments in (2) high quality securities, such as U.S. Treasury bills, as an economic substitute for a portfolio of individual high yield bonds.  This two-instrument “replication portfolio” is expected to have an economic and investment return profile that is substantially similar, although not identical to, a cash portfolio of high yield bonds.  If the Survivor Fund invests in a portfolio of individual high yield bonds, it earns interest and suffers losses when issuers default.  Similarly, the replication portfolio receives nearly identical payments and suffers nearly identical losses to that of a portfolio of high yield bonds.  The Survivor Fund receives interest (from the portfolio of high quality securities) and receives payments from the protection buyer, which, in total, are approximately equal to the interest payments on a cash portfolio of high yield bonds.  Additionally, the Survivor Fund makes credit default payments to the credit protection buyer counterparty which are nearly identical to credit losses the Survivor Fund would suffer from the default of issuers in a cash portfolio of high yield bonds.

The Survivor Fund uses a market-standard high yield reference portfolio commonly referred to as the CDX high yield index.  The CDX high yield index (composed of 5-year credit default swaps on 100 relatively liquid high yield fixed income securities issued by BB and B rated North American corporate entities) is selected and maintained by Markit Group Limited using specific-issue recommendations and current market-based default swap rates provided by major high yield market participants such as commercial banks and broker-dealers.  Markit Group also provides daily updates of the then-current average credit default swap rate associated with each of the securities in the CDX index.  The CDX index and its average credit default swap rate are used by the Survivor Fund and its counterparties to set the terms of each CDX-referenced credit default swap.  Markit Group also provides credit default loss information and required credit event payments by conducting a survey or quasi-auction on index securities which have suffered a credit event.  This loss information is used to calculate payments due from a credit protection seller to the protection buyer.  A new index is created every six months to update the index for the purpose of replacing defaulted issuers and including new issuers, which are representative of the then-current high yield market.  The Survivor Fund expects that it may maintain original credit default swaps or enter into new transactions which terminate the old swap and replace it with one using the newly-updated index.

The tactic of using a CDS referenced to the CDX index differs from the tactic of investing in specific adviser-selected high yield bonds because (1) it does not rely upon the issuer-specific credit research of BTS, (2) exposes the fund to the credit risk of the counterparty in addition to the credit risk of the reference high yield portfolio and (3) permits only long or short positions in the index rather than more selective issuer-specific or sector-specific investment.

Defensive Periods.  During defensive periods, as determined by BTS, the  Survivor Fund may invest up to 100% of the Survivor Fund’s assets in high-quality short-term debt securities and cash equivalents, including money market instruments and money market mutual funds. The Survivor Fund may also engage in derivative transactions to hedge against adverse price movements in fixed income securities during defensive periods.

Combined Fund.  The Combined Fund’s investment objective and principal investment strategies will be those of the Survivor Fund.

Comparison of Investment Objectives and Principal Investment Strategies

The Funds’ investment objectives are identical and their principal investment strategies are similar.  While the Funds use slightly different investment techniques and allocations at times, both Funds primarily invest in fixed income securities and select securities to buy and sell based on the BTS model. The table below compares the investment objectives and principal investment strategies of the two Funds:

Target Fund	Survivor Fund

Principal Investment Objective	Principal Investment Objective

The Fund seeks total return.	Same as Target Fund.

Principal Investment Strategies	Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in bond instruments.  The Fund defines bond instruments to include fixed income securities, derivatives based on fixed income securities, other investment companies that invest primarily in fixed income securities and preferred stocks.

Under normal circumstances, the Fund invests (long or short) at least 80% of its assets in fixed income securities of domestic and foreign issuers or counterparties ("80% investment policy").  The Fund defines fixed income securities to include:  (i) bills, (ii) notes, (iii) debentures, (iv) bonds, (v) mortgage-backed securities ("MBS"), (vi) asset-backed securities ("ABS"), (vii) preferred stocks, (viii) loan participation interests, (ix) any other debt or debt-related securities of any maturities, whether issued by U.S. or non-U.S. governments, agencies or instrumentalities thereof or corporate entities, and having fixed, variable, floating or inverse floating rates, (x) fixed income derivatives including options, financial futures, options on futures and swaps, (xi) other evidences of indebtedness; and (xii) other investment companies that invest primarily in fixed income securities.

The Fund's adviser seeks to achieve the Fund's investment objective by investing in a diversified portfolio of bonds without restriction as to maturity, credit quality, type of issuer, country or currency.

The Fund's adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of fixed income securities without restriction as to maturity, credit quality, type of issuer, country or currency.

The Fund may invest in bonds issued by the U.S. Government, its agencies and instrumentalities.	Same as Target Fund

The Fund may invest in investment grade corporate bonds, as well as higher-yielding, higher-risk corporate bonds — commonly known as "high yield" or "junk" bonds — with medium to low credit quality ratings.  High yield bonds are generally rated lower than Baa3 by Moody's Investors Service ("Moody's") or lower than BBB- by Standard and Poor's Rating Group ("S&P").  High yield bonds have a higher expected rate of default than investment grade bonds.

Same as Target Fund

The Fund may invest in high yield bonds directly or through derivative instruments designed to replicate some or all of the features of an underlying portfolio of high yield bonds, such as credit default swaps.  Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties.  Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”).  The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument.

Same as Target Fund

Does not use this strategy.

The Fund may invest in closed-end and open-end registered investment companies (“Underlying Funds”) to the extent permissible under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund expects that a significant portion of the Fund’s assets may be invested in Underlying Funds.

Does not use this strategy.

The Fund may invest in credit derivative products to be used by the Fund to gain exposure to specific asset class sectors, such as the high yield bond sector, in order to invest long or short in the specific asset classes.  These products include credit default swaps (“CDS”) and credit default swap index products (including CDX index products).

Does not use this strategy.	The Fund may also invest up to 20% of its assets in U.S. or foreign equity securities.

The adviser uses an active trading strategy based on a proprietary technical trend-following model to take advantage of trends and momentum in the bond market.  Using this model the adviser expects the Fund to invest aggressively in securities of a particular bond asset category when trends are positive or, conversely, sell securities in that bond asset category when trends are unfavorable.

Same as Target Fund

When the adviser believes that interest rates will rise or high yield market credit conditions will deteriorate, investments will be focused in money market instruments and/or defensive positions such as short sales, inverse Underlying Funds or short positions in derivatives.

Same as Target Fund

When the adviser believes that interest rates will fall or remain steady and/or high yield market credit conditions	When the adviser believes that interest rates will fall or remain steady and/or high yield market credit will improve, investments will be focused in medium-term and long-term U.S. Government securities and/or high yield bond instruments, including derivatives.  These investments produce income and have the potential for capital appreciation generated by declining interest rates and/or improving high yield market credit fundamentals.

conditions will improve, investments will be focused in various fixed income securities, including derivatives.  These investments produce income and have the potential for capital appreciation generated by declining interest rates and/or improving high yield market credit fundamentals.

 Fundamental Investment Policies

Each Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

The Combined Fund will have the same fundamental investment policies as the Funds.

Risks of the Funds

The following are the principal investment risks involved in an investment in both Funds:

Credit Default Swap Risk. Credit default swaps ("CDS") are typically two-party financial contracts that transfer credit exposure between the two parties.  Under a typical CDS, one party (the "seller") receives pre-determined periodic payments from the other party (the "buyer").  The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund.  In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer's financial condition changes.  High yield or junk bonds are more susceptible to these risks than debt of higher quality issuers.  In determining the credit quality of fixed income securities, the Fund relies in part upon rating agencies which assign ratings based on their analysis of the issuer’s financial condition, economic and debt characteristics, and specific revenue sources securing the bond.  There is additional risk that the national credit rating agencies may be wrong in their determination of an issuer’s financial condition, or the risks associated with a particular security.  A change in either the issuer’s credit rating or the market’s perception of the issuer’s business prospects will affect the value of its outstanding securities. Ratings are not a recommendation to buy, sell or hold and may be subject to review, revision, suspension or reduction, or may be withdrawn at any time.

Derivatives Risk.  Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's performance.  Derivatives are also subject to credit risk and liquidity risk.

Fixed Income Risk.  When the Fund invests in fixed income securities, derivatives on fixed income securities or Underlying Funds that invest in fixed income securities, the value of the Fund will fluctuate with changes in interest rates.  Defaults by fixed income issuers in which the Fund invests will also harm performance.

Foreign Risk.  The Fund's performance may depend on issues other than the performance of a particular company or U.S. market sector.  The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax) changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

High-Yield Bond Risk.  Lower-quality bonds, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds.  The lack of a liquid market for these bonds could decrease the Fund’s share price.

Issuer-Specific Risk.  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Leverage Risk.  The use of leverage may exaggerate changes in a Fund’s share price and the return on its investments.  Accordingly, the value of the Fund’s investments may be more volatile and all other risks, including the risk of loss of an investment, tend to be compounded or magnified.  Any losses suffered by a leveraged Underlying Fund or the Fund as a result of the use of leverage could adversely affect the Fund’s net asset value and an investor could incur a loss in their investment in the Fund.  Borrowing also leads to additional interest expense and other fees that increase the Fund’s expenses.

Management Risk.  The adviser's judgments about the attractiveness, value and potential appreciation of particular security or derivative in which the Fund invests or sells short may prove to be incorrect and may not produce the desired results.

Turnover Risk.  A higher portfolio turnover may result in higher transactional and brokerage costs.

19

U.S. Government Securities Risk.  The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government.  The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the Fund might not be able to recover its investment.

The following are additional principal investment risks involved in an investment in the Survivor Fund:

Short Selling Risk. The Fund may engage in short selling activities and take short positions in derivatives, which are significantly different from the investment activities commonly associated with conservative fixed income funds.

Performance History

The accompanying bar chart and table provide some indication of the risks of investing in the Funds. They show changes in the Target Fund’s performance for each year since inception and the Target Fund’s average annual returns for the last one year and since inception compared to those of a broad-based securities market index.

The bar chart shows performance of the Survivor Fund’s Class A shares for each full calendar year since the Survivor Fund’s inception.  The performance table compares the performance of the Survivor Fund’s Class A shares over time to the performance of a broad-based market index.  You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  The Fund acquired all of the assets and liabilities of BTS Tactical Fixed Income Fund LLC (fka BTS Asset Allocation/High Yield Fund LLC) (the “Predecessor Fund”) in a tax-free reorganization on May 30, 2013 (the “Reorganization”).  In connection with this acquisition, shares of the Predecessor Fund were exchanged for shares of the Survivor Fund.  The performance information set forth below reflects the historical performance of the Survivor Fund shares.

The Class A performance in each Fund’s bar chart does not reflect sales charges and would be lower if it did.

Each Fund’s past performance does not necessarily indicate how it will perform in the future. To obtain performance information up to the most recent month end, call toll free 1-877-287-9820.

Target Fund

During the period shown in the bar chart, the Fund’s highest return for a quarter was 3.57%.  That was the quarter ended on September 30, 2012. The lowest return for a quarter was -2.79%. That was for the quarter ended on September 30, 2013.

Average Annual Total Returns As of December 31, 2013	1 Year	Since Inception (1/04/10)
Return before taxes - Class A Shares	(4.96)%	0.98%
Return after taxes on distributions – Class A Shares	(6.41)%	(0.11)%
Return after taxes on distributions and sale of Class A Shares	(2.81%)	0.34%
Return before taxes – Class C Shares	(0.81%)	1.55%
Barclays Aggregate Bond Index	(2.02)%	0.34%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).  After tax returns for Class C Shares would differ from Class A returns.

Survivor Fund

During the period shown in the bar chart, the Fund’s highest return for a quarter was 39.86%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was --9.79%. That was for the quarter ended on June 30, 2004.

Average Annual Total Returns As of December 31, 2013	1 Year	5 Years	10 Years
Return before taxes - Class A Shares	(4.87)%	11.32%	7.41%
Return after taxes on distributions – Class A Shares	(5.55)%	11.16%	7.33%
Return after taxes on distributions and sale of Class A Shares	(2.76)%	8.95%	5.99%
Barclays Aggregate Bond Index	(2.02)%	4.44%	4.55%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).  After tax returns for Class C Shares would differ from Class A returns.

The accounting survivor of the Reorganization will be the Survivor Fund.  As such, the Combined Fund will continue the performance history of the Survivor Fund after the closing of the Reorganization.

Description of Benchmark Index Used by the Funds

The Barclays Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities. Index return assumes reinvestment of interest. Investors may not invest in the Index directly; unlike the Fund’s returns the Index does not reflect any fees or expenses.

Management of the Funds

Adviser

BTS Asset Management, Inc. (the “Adviser”), 420 Bedford Street, Suite 340, Lexington, MA 02420, serves as investment adviser to the Funds.  Subject to the authority of the Board of Trustees, the Adviser is responsible for management of the Funds investment portfolio.  The Adviser is responsible for selecting each Fund's investments according to the Fund's investment objective, policies and restrictions. The Adviser was established in 1979, and also advises individuals, financial institutions, pension plans, other pooled investment vehicles and corporations in addition to the Funds.  As of June 30, 2014, the adviser had approximately $1.5 billion in assets under management. Pursuant to an advisory agreement between the Funds and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to the following percentage of the respective Fund’s average daily net assets.

Fund	Management Fee
BTS Bond Asset Allocation (Target Fund)	1.00%
BTS Tactical Fixed Income (Survivor Fund)	1.00%

The Combined Fund will have an annual advisory fee equal to 1.00% of its average daily net assets.

For the fiscal year ended December 31, 2013, the Adviser received 1.00% of each Fund’s average daily net assets.  A discussion regarding the basis for the Board of Trustees approving the advisory agreement is made available in each Fund’s Annual Report. Details of the approval are discussed in the Annual Report following the approval.

Portfolio Managers

Vilis Pasts, Director of Research, and Matthew Pasts, Chief Executive Officer are co-portfolio managers.  The co-portfolio managers are supported by three research analysts and the Adviser's investment committee.  The committee provides top-down economic analysis, quantitative research, momentum forecasting, technical analysis of current financial and economic conditions.  The committee may review company-specific issues brought forth by the analysts, but final investment and portfolio management decisions are made by the co-portfolio managers.

Mr. Vilis Pasts has served as a portfolio manager for the Adviser since its founding in 1979.  He is also its Director of Research as well as the Chairman of the Board of Directors.  He is a graduate of Babson College of Business and has over 40 years of investment experience.  Additionally, he also serves as Director and Vice President and is the controlling shareholder of BTS Securities Corporation, a registered broker-dealer and affiliate of the Adviser.

Mr. Matthew Pasts has served as a portfolio manager to the Adviser since 1996.  He is also its Chief Executive Officer, Treasurer and Director.  He is a graduate of Babson College, holding a B.S.B.A. degree with a concentration in finance.  He is a member of the Market Technicians Association (MTA) and holds its Chartered Market Technician (CMT) designation.  Additionally, he also serves as President, Treasurer and Registered Principal of BTS Securities Corporation, a registered broker-dealer and affiliate of the Adviser.

Other Service Providers

The Funds use the same service providers.  Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 serves as the principal underwriter and national distributor for the shares of each

Fund.  Gemini Fund Services, LLC, which has its principal office at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for each Fund. MUFG Union Bank, N.A. is each Fund’s custodian. Information about the Funds’ distributor, administrator and accounting agent, and custodian can be found in the Funds’ Statement of Additional Information under “Fund History”.  The Funds pay fees to the accounting agent and also reimburse the accounting agent for out-of-pocket expenses, subject to certain limitations, that are incurred by the accounting agent in performing its accounting agent duties under its agreement with the Funds.

Combined Fund.  Following the Reorganization, the Funds’ current service providers will serve the Combined Fund.

Purchase, Redemption and Pricing Of Fund Shares

The procedures for the purchase, redemption and pricing of Class A and Class C shares of the Target Fund and the Survivor Fund are identical. Additional information about the purchase, redemption and pricing of the Fund’s shares can be found in each Fund’s prospectus.

Each Fund offers Class A and Class C shares.  The main difference between each class are the sales charges and ongoing fees and minimum investment amounts.  The Class A shares pay a sales charge of up to 5.00%; Class A and Class C shares pay an annual fee of up to 0.25% and 1.00% respectively, for distribution expenses pursuant to a Plan under Rule 12b-1.  Each class of shares of a Fund represents interest in the same portfolio of investments in the Fund. Not all share classes may be available for purchase in all states.

Each Fund prices purchases based upon the next determined offering price (net asset value plus applicable sales load) or net asset value after your order is received.  The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business although they may be determined earlier in the event the NYSE closes prior to 4:00 p.m. (Eastern Time).  NAV is computed by determining, on a per class basis, the aggregate market value of all assets of each Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of each Fund, including management, administration, and distribution fees (if any), which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by each Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Frequent Purchases And Redemption Of Fund Shares

Each Fund discourages and does not accommodate market timing.  Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.  Each Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities.  Accordingly, the Funds’ Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change.  The Funds’ Board has also approved a 1.00% early redemption fee on shares held less than 30 days.  Redemption fees are paid to the respective Fund’ and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

The Funds currently uses several methods to reduce the risk of market timing.  These methods include:

•

Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ "Market Timing Trading Policy;"

•

Reject or limit specific purchase requests;

•

Reject purchase requests from certain investors; and

•

Charge a redemption fee for shares held less than 30 days.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seeks to make judgments and applications that are consistent with the interests of each Funds’ shareholders.

Based on the frequency of redemptions in your account, the adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to a Fund as described in the Funds’ Market Timing Trading Policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases or exchanges into a Fund.

Each Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when a shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities.  Neither the Funds nor the adviser will be liable for any losses resulting from rejected purchase or exchange orders.  The adviser may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with the Funds.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that each Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of funds. While each Fund will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in a Fund, a Fund is limited in its ability to monitor the trading activity or enforce the Funds Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Funds’ redemption fee and monitoring trading activity for what might be market timing, a Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to a Fund upon request. If a Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

Dividends, Distributions And Taxes

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in a Fund.)

Each Fund intends to distribute substantially all of its net investment income quarterly and net capital gains annually in December.  Both distributions will be reinvested in shares of the Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Funds will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

This summary is not intended to be and should not be construed to be legal or tax advice.  You should consult your own tax advisors to determine the tax consequences of owning a Fund’s shares.  The Statement of Additional Information also has more information regarding the tax status of the Funds.

FINANCIAL HIGHLIGHTS

The fiscal year end of each Fund is December 31.  The financial highlights of the Target Fund and the Survivor Fund are included with this Combined Prospectus/Information Statement as Exhibit B.

The financial highlights of the Target Fund and the Survivor Fund are also contained in: (i) the Annual Report to shareholders of the Target Fund and Survivor Fund for the fiscal year ended December 31, 2013, which have been audited by BBD, LLP, the Funds’ registered independent public accounting firm, and (ii) the Semi-Annual Report to shareholders of the Target Fund and Survivor Fund for the six months ended June 30, 2014, which are unaudited. The Annual Report and Semi-Annual Report, which have previously been sent to shareholders, are available on request and without charge by writing to the Funds at 17605 Wright Street, Omaha, Nebraska 68130, and, with respect to the Target Fund and Survivor Fund, are incorporated by reference into this Combined Prospectus/Information Statement.

INFORMATION RELATING TO THE REORGANIZATION

Description of the Reorganization

The following summary is qualified in its entirety by reference to the Plan of Reorganization found in Exhibit A.

The Plan of Reorganization provides that substantially all of the assets and liabilities of the Target Fund will be transferred to the Survivor Fund in exchange for shares of the Survivor Fund.  The shares of the Survivor Fund issued to the Target Fund will have an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s shares outstanding as of the close of trading on the New York Stock Exchange (“NYSE”) on the Closing Date (as defined in Exhibit A) of the Reorganization (the “Valuation Time”). Upon receipt by the Target Fund of the shares of the Survivor Fund, the Target Fund will distribute Survivor Fund shares to its shareholders and will be terminated as a series of the Trust.

The distribution of the Survivor Fund shares to the Target Fund shareholders will be accomplished by opening new accounts on the books of the Survivor Fund in the names of the Target Fund shareholders and transferring to those shareholder accounts the shares of the Survivor Fund.  Such newly-opened accounts on the books of Survivor Fund will represent the respective pro rata number of shares of the Survivor Fund that the Target Fund is to receive under the terms of the Plan of Reorganization. See “Terms of the Reorganization” below.

Accordingly, as a result of the Reorganization, each Target Fund shareholder will own shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund that the shareholders owned immediately prior to the Reorganization.

No sales charge or fee of any kind will be assessed to the Target Fund shareholders in connection with their receipt of shares of the Survivor Fund in the Reorganization.

Terms of the Reorganization

Pursuant to the Plan of Reorganization, on the Closing Date, the Target Fund will transfer to the Survivor Fund all of its assets in exchange solely for shares of the Survivor Fund.  The aggregate net asset value of the shares issued by the Survivor Fund will be equal to the value of the assets of the Target Fund transferred to the Survivor

Fund as of the Closing Date, as determined in accordance with the Survivor Fund’s valuation procedures, net of the liabilities of the Target Fund assumed by the Survivor Fund. The Target Fund expects to distribute the shares of the Survivor Fund to its shareholders promptly after the Closing Date.  Thereafter, the Target Fund will be terminated as a series of the Trust.

The Plan of Reorganization contains customary representations, warranties, and conditions.  The Plan of Reorganization may be terminated with respect to the Reorganization if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true or, if at any time before the Effective Time, the Board or an authorized officer of the Trust determines the Reorganization is inadvisable.  The Plan of Reorganization may be terminated or amended by the mutual consent of the parties.

Reasons for the Reorganization

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

•

After the Reorganization, shareholders will be invested in a Combined Fund with an identical investment objective and similar principal investment strategies;

•

The same portfolio management team that currently manages each Fund is expected to manage the Combined Fund following the closing of the Reorganization;

•

The Combined Fund resulting from the completion of the Reorganization is expected to achieve certain operating efficiencies from its larger net asset size;

•

The Combined Fund, as a result of economies of scale is expected to have a lower ratio of expenses to average net assets than that of the Target Fund prior to the Reorganization;

•

The Reorganization is not expected to result in any tax consequence to the shareholders of the Target Fund;

•

The Funds and their shareholders will not bear any of the costs of the Reorganization; and

•

The Target Fund shareholders will receive Survivor Fund shares with the same aggregate net asset value as their Target Fund shares.

For these and other reasons, the Board concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of the Target Fund and that the interests of the shareholders of the Target Fund will not be diluted as a result of the Reorganization. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Federal Income Taxes

The combination of the Target Fund and the Survivor Fund in the Reorganization is intended to qualify for federal income tax purposes as a separate tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").  If so, neither the Target Fund nor its shareholders will recognize gain or loss as a result of the Reorganization.  The tax basis of the Survivor Fund shares received will be the same as the basis of the Target Fund shares exchanged and the holding period of the Survivor Fund shares received will include the holding period of the Target Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization.  No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested.  Nevertheless, the sale of securities by the Target Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in taxable capital gains distribution prior to the Reorganization.  Prior to the closing of the Reorganization, the Target Fund will pay to its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the closings.  This distribution would be taxable to shareholders that are subject to tax.  Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

As of December 31, 2013 the Target Fund had unutilized federal tax short-term capital loss carryforwards of $3,706,606 which may be carried forward indefinitely.

The final amount of unutilized capital loss carryover for the Target Fund is subject to change and will not be determined until the time of the Reorganization.  After and as a result of the Reorganization, these capital loss carryforwards and the utilization of certain unrealized capital losses may be subject to limitations under applicable tax laws on the rate at which they may be used in the future to offset capital gains of the Survivor Fund.  The Trustees took this factor into account in concluding that the proposed Reorganization would be in the best interests of shareholders.

Expenses of the Reorganization

The costs of the Reorganization will be borne by BTS Asset Management, Inc.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of the Reorganization, the Survivor Fund will establish a position for each Target Fund shareholder on the books of the Survivor Fund containing the appropriate number of shares of the Survivor Fund to be received in the Reorganization. No certificates for shares of the Survivor Fund will be issued in connection with the Reorganization.

OTHER INFORMATION

Capitalization

The following table sets forth, as of June 30, 2014: (a) the unaudited capitalization of each Fund and (b) the unaudited pro forma combined capitalization of the Survivor Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity.  No assurance can be given as to how many shares of the Survivor Fund will be received by Target Fund shareholders at the Closing Date, and the information should not be relied upon to reflect the number of shares of the Combined Fund that actually will be received by Target Fund shareholders.

Fund	Total Net Assets	Adjusted Net Assets	Shares Outstanding	Net Asset Value Per Share	Adjusted Net Asset Value Per Share
Target Fund	$40,001,576	$		$	$
Class A	$26,115,835		2,624,280	$9.95
Class C	$13,885,741		1,395,245	$9.95
Survivor Fund	$67,759,556	$		$	$
Class A	$61,946,191		6,202,928	$9.99
Class C	$5,813,365		583,939	$9.96
Pro Forma - Combined Fund	$107,761,132	$			$
Class A	$88,062,026		8,818,014	$9.99
Class C	$19,699,106		1,978,729	$9.96

Shareholder Information.

As of the November 18, 2014, there were 2,425,486 Class A shares and 548 Class C shares of the Target Fund outstanding.  None of the Directors or officers of the Trust directly owned shares of the Target Fund.  As of the

November 18, 2014, no person was known by the Target Fund to own beneficially or of record 5% or more of any class of shares of the Target Fund except as follows:

Owner of Record	Share Class	Number of Shares	Percent of Outstanding Shares Owned
Ameritrade P.O. Box 2226 Omaha, NE 68103	Class A	317,045	13.07%
Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104	Class A	156,357	6.45%

As of the November 18, 2014, there were 7,558,157 Class A shares and 977,776 Class C shares of the Survivor Fund outstanding.  None of the Trustees or officers of the Fund directly owned shares of the Survivor Fund.  As of the November 18, 2014, no person was known by the Survivor Fund to own beneficially or of record 5% or more of any class of shares of the Survivor Fund except as follows:

Owner of Record	Share Class	Number of Shares	Percent of Outstanding Shares Owned
Trust Company of America P.O. Box 6503 Englewood, CO 80112	Class A	4,347,722	57.52%
Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104	Class A	902,747	11.94%
BTS Asset Management 420 Bedford St., Suite 340 Lexington, MA 02420	Class A	461,682	6.11%
Janis Vandenheuvel 19 Deer Run Court Kaukauna, WI 54130	Class C	76,951	7.87%

Shareholder Rights and Obligations

Both the Target Fund and Survivor Fund are series of the Trust, a statutory trust organized under the laws of the state of Delaware.  Under the Trust’s declaration of trust, the Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares.  The shares of each series of the Trust have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

With respect to each Fund, shares have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately.

When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of Survivor Fund, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

Shareholder Proposals

The Funds do not hold regular annual meetings of shareholders. As a general matter, the Survivor Fund does not intend to hold future regular annual or special meetings of its shareholders unless the election of directors is required by the 1940 Act.  Any shareholder who wishes to submit a proposal for consideration at a meeting of shareholders of either Fund should send such proposal to 17605 Wright Street, Omaha, Nebraska 68130.  To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of November 18, 2014, among NORTHERN LIGHTS FUND TRUST., a Delaware trust, with its principal place of business at 17605 Wright Street, Omaha, Nebraska 68130 (the “Trust”), on behalf of BTS Bond Asset Allocation Fund, a series of the Trust (the “Target Fund”) and on behalf of BTS Tactical Fixed Income Fund, a series of the Trust (the “Survivor Fund”); and, solely for purposes of paragraph 6,  BTS ASSET MANAGEMENT, INC., adviser to the Target Fund and Survivor Fund (“Adviser”).  (each Target Fund and Survivor Fund is sometimes referred to herein as a “Fund.”)  Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by each Fund -- and of and by the Trust of which that Fund is a series, on that Fund’s behalf -- shall be the Obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Trust of which that Fund is a series, on that Fund’s behalf, and (3) in no event shall any other series of the Trust (including another series thereof) or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or the Trust of its Obligations set forth herein.

The Trust wishes to effect a reorganization described in section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”).  The reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund to the Survivor Fund in exchange solely for (a) shares of beneficial interest of the Survivor Fund (“Survivor Fund Shares”), as described herein, and (b) the assumption by the Survivor Fund of all liabilities of the Target Fund, and (2) the subsequent distribution of the corresponding Survivor Fund Shares (which shall then constitute all of the assets of the Target Fund) pro rata to the shareholders in exchange for their shares of beneficial interest of the Target Fund (the “Target Fund Shares”) in complete liquidation thereof, and (3) terminating the Target Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving each Target Fund and its corresponding Survivor Fund being referred to herein collectively as a “Reorganization”).

The Trust’s board of trustees (the “Board”), in each case including a majority of the trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of the Trust, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on the Funds’ behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of each Fund that is a series thereof and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Target Fund’s issued and outstanding shares are divided into two classes: Class A shares and Class C shares (“Target Fund Class A Shares” and “Target Fund Class C Shares,” respectively, and together, “Target Fund Shares”). Survivor Fund’s issued and outstanding shares are also divided into two classes of shares: Class A shares and Class C shares (“Survivor Fund Class A Shares” and “Survivor Fund Class C Shares,” respectively, and together, “Survivor Fund Shares”).

In consideration of the mutual promises contained herein, the parties agree as follows:

1. PLAN OF REORGANIZATION AND TERMINATION

1.1. Subject to the requisite approvals and the terms and conditions set forth herein, Target Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Survivor Fund.  In exchange therefor, Survivor Fund shall:

(a) issue and deliver to Target Fund, as applicable, the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place):  (1) Survivor Fund Class A Shares having an aggregate net asset value (“NAV”) equal to the aggregate NAV of all full and fractional Target Fund Class A Shares then outstanding; (2) Survivor Fund Class C Shares having an aggregate NAV equal to the aggregate NAV of all full and fractional Target Fund Class C shares then outstanding.

(b) assume all of Target Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2 The Assets shall consist of all assets and property of every kind and nature -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records -- Target Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on Target Fund’s books at that time.

1.3 The Liabilities shall consist of all of Target Fund’s liabilities, whether known or unknown, accrued or contingent, debts, obligations, and duties existing at the Effective Time, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by the Adviser pursuant to paragraph 6).

1.4  At the Effective Time (or as soon thereafter as is reasonably practicable), the Target Fund shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Target Fund Shares then held of record and in constructive exchange therefor, and will completely liquidate. That distribution shall be accomplished by the Trust’s transfer agent opening accounts on Survivor Fund’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Survivor Fund Shares to those newly opened and existing accounts. Each Shareholder’s newly opened or existing account shall be credited with the respective pro rata number of full and fractional Survivor Fund Shares due that Shareholder, by class (i.e., the account for each Shareholder that holds Target Fund Class A Shares shall be credited with the respective pro rata number of Survivor Fund Class A Shares due that Shareholder and the account for each Shareholder that holds Target Fund Class C Shares shall be credited with the respective pro rata number of Survivor Fund Class C Fund Shares due that Shareholder). The aggregate NAV of Survivor Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Fund Shares that Shareholder owned at the Effective Time.

1.5

(a)

The value of the Target Fund's net assets (the assets to be acquired by the Survivor Fund hereunder, net of liabilities assumed by the Survivor Fund) shall be the value of such net assets computed as of the close of business on the Closing Date, using the valuation procedures set forth in the Target Fund's then current prospectus and statement of additional information or such other valuation procedures as may be mutually agreed upon by the parties.

(b)

For purposes of the Reorganization, the net asset value per share of the Survivor Fund Shares shall be equal to the Survivor Fund's net asset value per share computed as of the close of business on the Closing Date, using the valuation procedures set forth in the Survivor Fund’s prospectus and statement of additional information or such other valuation procedures as may be mutually agreed upon by the parties.

(c)

All computations of value and NAV shall be made by Gemini Fund Services, LLC, accounting agent for the Funds, in accordance with its regular practice in pricing the shares and assets of each Fund.

1.6  Any transfer taxes payable on the issuance and transfer of Survivor Fund Shares in a name other than that of the registered holder on Target Fund’s shareholder records of the Target Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.7  Any reporting responsibility of Target Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated, except that Survivor Fund shall be responsible for preparing and filing any Form N-Q or Form N-CSR (including the annual report to shareholders) if the fiscal period relating to such form ended prior to the Effective Time, but as of the Effective Time such form has not yet been filed.

1.8  After the Effective Time, Target Fund shall not conduct any business except in connection with its dissolution and termination.  As soon as reasonably practicable after distribution of the Survivor Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, (a) Target Fund shall be terminated as a series of Trust and (b) Trust shall make all filings and take all other actions in connection therewith necessary and proper to effect Target Fund’s complete dissolution.

2.  CLOSING AND EFFECTIVE TIME

2.1 Unless the parties agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on or about December 12, 2014 (“Effective Time”).  The Closing shall be held at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, New York 11788.

2.2  Trust shall direct the custodian of Target Fund’s assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating and verifying that (a) the Assets it holds will be transferred to Survivor Fund at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target Fund to Survivor Fund, as reflected on Survivor Fund’s books immediately after the Effective Time, does or will conform to that information on Target Fund’s books immediately before the Effective Time.

2.3  Trust shall direct its transfer agent to deliver at the Closing (a) to Trust, a Certificate (1) verifying that Target Fund’s shareholder records contain each Shareholder’s name and address and the number of full and fractional outstanding Target Fund Shares that each such Shareholder owns at the Effective Time and (2) as to the opening of accounts on Survivor Fund’s shareholder records in the names of the Shareholders and (b) to Trust, a confirmation, or other evidence satisfactory to Trust, that the Survivor Fund Shares to be credited to Target Fund at the Effective Time have been credited to Target Fund’s account on those records.

2.4  Trust shall deliver to Trust and Adviser, within five days before the Closing, a Certificate listing each security, by name of issuer and number of shares, that is being carried on Target Fund’s books at an estimated fair market value provided by an authorized pricing vendor for Target Fund.

2.5  At the Closing, the Trust shall deliver, on behalf of each Fund, as applicable, (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the Trust or its counsel reasonably requests and (b) a Certificate in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3.  REPRESENTATIONS AND WARRANTIES

3.1  Trust, on Target Fund’s behalf, represents and warrants as follows:

(a) Trust (1) is a Trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware (“Delaware Law”), and its Declaration of Trust is on file with the Office of the Secretary of State of Delaware (“Secretary”), (2) is duly registered under the 1940 Act as an open-end management Trust, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)  Target Fund is a duly established and designated series of Trust;

(c)   The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of Trust, with respect to Target Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)  At the Effective Time, Trust will have good and marketable title to the Assets for Target Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, Trust, on Survivor Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(e)  Trust, with respect to Target Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware Law, Trust’s Declaration of Trust, or By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Trust, on Target Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Trust, on Target Fund’s behalf, is a party or by which it is bound;

(f)  At or before the Effective Time, either (1) all material contracts and other commitments of Target Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or Survivor Fund’s assumption of any liabilities of Target Fund thereunder will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)  No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Trust’s knowledge, threatened against Trust, with respect to Target Fund or any of its properties or assets attributable or allocable to Target Fund, that, if adversely determined, would materially and adversely affect Target Fund’s financial condition or the conduct of its business; and Trust, on Target Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target Fund’s business or Trust’s ability to consummate the transactions contemplated hereby;

(h)  Target Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year ended December 31, 2012, have been audited by BBD, LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements present fairly, in all material respects, Target Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period then ended, and there are no known contingent liabilities of Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

(i)  Since December 31, 2013, there has not been any material adverse change in Target Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Target Fund Share due to declines in market values of securities Target Fund holds, the discharge of Target Fund liabilities, or the redemption of Target Fund Shares by its shareholders shall not constitute a material adverse change;

(j)  All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Target Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Target Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k)   Target Fund is classified as an association that is taxable as a Trust, for federal tax purposes; Target Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including its current taxable year), Target Fund has met (and for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated Trust (“RIC”) and has been (and for that year will be) eligible to and has computed (and for that year will compute) its federal income tax under section 852; Target Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and Target Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l)   All issued and outstanding Target Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target Fund’s shareholder records, as provided in paragraph 2.3; and Target Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Fund Shares, nor are there outstanding any securities convertible into any Target Fund Shares;

(m) Target Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n)  Target Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o) Not more than 25% of the value of Target Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers;

(p)  Target Fund’s current prospectus and statement of additional information (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(q)  The information to be furnished by Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the N-14 (as defined in paragraph 3.3(a) will, at the Effective Time, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(r)  The Declaration of Trust permit Trust to vary its shareholders’ investment; Trust does not have a fixed pool of assets; and each series thereof (including the Target Fund) is a managed portfolio of securities, and Adviser has the authority to buy and sell securities for the Target Fund;

(s)  Target Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus, except as previously disclosed in writing to Trust;

(t)  The Survivor Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

(u)  At the Closing, at least 33 1/3% of Target Fund’s portfolio assets (by fair market value) will meet the investment objectives, strategies, policies, risks and restrictions of Survivor Fund, and Target

Fund will not alter its portfolio in connection with the Reorganization to meet this 33 1/3% threshold.  Target Fund did not enter into any line of business as part of the plan of reorganization;

(v)  To the best of the knowledge of Target Fund’s management, (i) there is no plan or intention by Target Fund shareholders to sell, exchange, redeem, or otherwise dispose of a number of Target Fund Shares (or Survivor Fund Shares received in the Reorganization), in connection with the Reorganization, that would reduce the Target Fund shareholders’ ownership of Target Fund Shares (or equivalent Survivor Fund Shares) to a number of shares that was less than 50 percent of the number of Target Fund Shares outstanding prior to the Closing; and (ii) there is no plan or intention by any shareholder owning 5% or more of the Target Fund Shares to sell, exchange, redeem, or otherwise dispose of any Target Fund Shares (or Survivor Fund Shares received in the Reorganization), in connection with the Reorganization;

(w)  During the five-year period ending on the Closing Date, neither Target Fund nor any person related (as defined in section 1.368-1(e)(4) of the Treasury Regulations without regard to 1.368-1(e)(4)(i)) to Target Fund will have (i) acquired Target Fund Shares with consideration other than Survivor Fund Shares or Target Fund Shares, except in the ordinary course of Target Fund’s business as an open-end Trust pursuant to section 22(e) of the 1940 Act; or (ii) made distributions with respect to Target Fund Shares except for (A) normal, regular dividend distributions made pursuant to the historic dividend paying practice of Target Fund, and (B) distributions and dividends declared and paid in order to ensure Target Fund’s continuing qualification as a regulated Trust and to avoid the imposition of fund-level tax; and

(x)  There is no intercorporate indebtedness existing between Survivor Fund and Target Fund that was issued, acquired, or will be settled at a discount.

3.2 Trust, on Survivor Fund’s behalf, represents and warrants as follows:

(a)  Trust (1) is a Trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware (“Delaware Law”), and its Declaration of Trust is on file with the Office of the Secretary of State of Delaware (“Secretary”), (2) is duly registered under the 1940 Act as an open-end management Trust, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)  Survivor Fund is a duly established and designated series of Trust.

(c)  The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of Trust, with respect to Survivor Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)  All issued and outstanding Survivor Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; and Survivor Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Survivor Fund Shares, nor are there outstanding any securities convertible into any Survivor Fund Shares. All of the Survivor Fund Shares to be issued and delivered to Trust, for the account of the Target Fund shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Survivor Fund Shares and be fully paid and non-assessable by Trust;

(e) No consideration other than Survivor Fund Shares (and Survivor Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f)  Trust, with respect to Survivor Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware Law, Trust’s Declaration of Trust, or any Undertaking to which Trust, on Survivor Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Trust, on Survivor Fund’s behalf, is a party or by which it is bound;

(g)  No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Trust’s knowledge, threatened against Trust, with respect to Survivor Fund or any of its properties or assets attributable or allocable to Survivor Fund, that, if adversely determined, would materially and adversely affect Survivor Fund’s financial condition or the conduct of its business; and Trust, on Survivor Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Survivor Fund’s business or Trust’s ability to consummate the transactions contemplated hereby;

(h)  Survivor Fund is (and will be) classified as an association that is taxable as a Trust, for federal tax purposes; Survivor Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; for each taxable year of its operation (including its current taxable year), Survivor Fund has met (and for that year will meet) the requirements of Part I of Subchapter M for qualification as a RIC for its taxable year in which the Reorganization occurs, Survivor Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and Survivor Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;

(i)  There is no plan or intention for Survivor Fund to be dissolved or merged into another statutory or business trust or a Trust or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(j)  Assuming the truthfulness and correctness of Trust’s representation and warranty in paragraph 3.1(o), immediately after the Reorganization (1) not more than 25% of the value of Survivor Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;

(k)  Immediately after the Effective Time, Survivor Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(l)  The information to be furnished by Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the N-14 will, at the Effective Time, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(m)  The Declaration of Trust permit Trust to vary its shareholders’ investment; Trust will not have a fixed pool of assets; and each series thereof (including the Survivor Fund) will be a managed portfolio of securities, and Adviser will have the authority to buy and sell securities for the Survivor Fund;

(n)  Survivor Fund will acquire at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Target Fund immediately prior to the Reorganization. For purposes of this representation, amounts paid by Target Fund to dissenters, amounts used by Target Fund to pay Target Fund’s Reorganization expenses, amounts paid by Target Fund to shareholders who receive cash or other property, and all redemptions and distributions (except redemptions in the ordinary course of Target Fund’s business as an open-end investment company pursuant to section 22(e) of the 1940 Act and regular, normal dividends) made by Target Fund immediately preceding the Reorganization will be included as assets of Target Fund held immediately prior to the Reorganization;

(o)  Survivor Fund has no plan or intention to reacquire any of Survivor Fund Shares issued in the Reorganization, except in the ordinary course of its business as an open-end Trust pursuant to section 22(e) of the 1940 Act;

(p)  Survivor Fund is in the same line of business as Target Fund preceding the Reorganization for purposes of Treasury Regulations section 1.368-1(d)(2). Following the Reorganization, Survivor Fund will continue such line of business or use a significant portion of Target Fund’s portfolio assets in a business, and Survivor Fund has no plan or intention to change such line of business. Survivor Fund did not enter into any line of business as part of the plan of reorganization.  At the Closing, at least 33 1/3% of Target Fund’s portfolio assets (by fair market value) will meet the investment objectives, strategies, policies, risks and restrictions of Survivor Fund. Survivor Fund has no plan or intention to change any of its investment objectives, strategies, policies, risks and restrictions after the Reorganization;

(q)  To the best of the knowledge of Survivor Fund’s management, (i) there is no plan or intention by Target Fund shareholders to sell, exchange, redeem, or otherwise dispose of a number of Target Fund Shares (or Survivor Fund Shares received in the Reorganization), in connection with the Reorganization, that would reduce the Target Fund shareholders’ ownership of Target Fund Shares (or equivalent Survivor Fund Shares) to a number of shares that was less than 50 percent of the number of Target Fund Shares outstanding prior to the Closing; and (ii) there is no plan or intention by any shareholder owning 5% or more of the Target Fund Shares to sell, exchange, redeem, or otherwise dispose of any Target Fund Shares (or Survivor Fund Shares received in the Reorganization), in connection with the Reorganization;

(r)  There is no plan or intention for Survivor Fund or any person related (as defined in Treasury Regulations section 1.368-1(e)(4)) to Survivor Fund, to acquire or redeem any of the Survivor Fund Shares issued in the Reorganization, either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions by Survivor Fund in the ordinary course of its business as an open-end Trust pursuant to section 22(e) of the 1940 Act; and

(s)  There is no intercorporate indebtedness existing between Survivor Fund and Target Fund that was issued, acquired, or will be settled at a discount.

3.3  Trust, on behalf of the Target Fund, and Trust, on behalf of the Survivor Fund, respectively, hereby further covenant as follows:

(a)  No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on either Fund’s behalf, except for (1) Trust’s filing with the Commission of a combined prospectus/information statement on Form N-14 relating to the Survivor Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus (“N-14”), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b)  The fair market value of the Survivor Fund Shares each Shareholder receives will be equal to the fair market value of its Target Fund Shares it actually or constructively surrenders in exchange therefor;

(c)  The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d)  The fair market value of the Assets will equal or exceed the Liabilities to be assumed by Survivor Fund and those to which the Assets are subject;

(e)  None of the compensation received by any Shareholder who or that is an employee of or service provider to Target Fund will be separate consideration for, or allocable to, any of the Target Fund Shares that Shareholder holds; none of the Survivor Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services; and

(f)  No expenses incurred by Target Fund or on its behalf in connection with the Reorganization will be paid or assumed by Survivor Fund, Adviser, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Survivor Fund Shares will be transferred to Target Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof.

4.  COVENANTS

4.1 Trust covenants to take all action necessary to obtain approval of the transactions contemplated hereby.

4.2 Trust covenants to prepare the N-14 in compliance with applicable federal and state securities laws.

4.3  Trust covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), it deems necessary or desirable in order to vest in, and confirm to, (a) Trust, on Survivor Fund’s behalf, title to and possession of all the Assets, and (b) Trust, on Target Fund’s behalf, title to and possession of the Survivor Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.4  Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue Survivor Fund’s operations after the Effective Time.

4.5  Subject to this Agreement, Trust covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5. CONDITIONS PRECEDENT

Each Fund’s obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties on behalf of the other Fund contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the Board, on behalf of each Fund;

5.2  All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit Trust to carry out the transactions contemplated hereby.  The N-14 shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to Trust’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act.  The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act.  All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) Trust deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

5.3  At the Effective Time, no action, suit, or other proceeding shall be pending (or, to Trust’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.4  Prior to the Closing, Target Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to Target Fund Shareholders all of Target Fund’s Trust taxable income for all taxable periods ending at the Effective Time (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending at the Effective Time (after reduction for any capital loss carryforward).

5.5  At any time before the Closing, Trust may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.2 and 5.4) if, in the judgment of the Board, that waiver will not have a material adverse effect on the applicable Fund’s shareholders’ interests.

6.  EXPENSES

Subject to complying with the representation and warranty contained in paragraph 3.3(f), Adviser shall bear the entirety of the total Reorganization Expenses.  The Reorganization Expenses include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing Target Fund’s prospectus supplements and the N-14, and printing and distributing Survivor Fund’s prospectus and the N-14, (2) legal and accounting fees, (3) transfer taxes for foreign securities and (4) any and all incremental Blue Sky fees.  Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC.

7.  ENTIRE AGREEMENT; NO SURVIVAL

Trust, on behalf of the Target Fund, and Trust on behalf of the Survivor Fund, has not made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement of Trust, on behalf of the Target Fund, and Trust on behalf of the Survivor Fund.  The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.  TERMINATION

This Agreement may be terminated at any time at or before the Closing with respect to the applicable Reorganization by resolution of either the Board, on behalf of the Target Fund, or the Board, on behalf of the Survivor Fund, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Target Fund or the Survivor Fund, respectively. Any such termination resolution will be effective when made.

9.  AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Trust, on behalf of the Target Fund, and Trust, on behalf of the Survivor Fund.

10.  SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.  MISCELLANEOUS

11.1  This Agreement shall be governed by and construed in accordance with Delaware Law, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between that law and the federal securities laws, the latter shall govern.

11.2  Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or Trust other than Trust, on Survivor Fund’s behalf, or Trust, on Target Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3  Notice is hereby given that this instrument is executed and delivered on behalf of Trust’s directors solely in their capacities as directors, and not individually, and that Trust’s obligations under this instrument are not binding on or enforceable against any of its directors, officers, shareholders, or series other than the applicable Fund but are only binding on and enforceable against its property attributable to and held for the benefit of such applicable Fund (“Fund’s Property”) and not Trust’s property attributable to and held for the benefit of any other series thereof.  Trust, in asserting any rights or claims under this Agreement on its or a Fund’s behalf, shall look only to the corresponding Fund’s Property in settlement of those rights or claims and not to the property of any other series of Trust or to those directors, officers, or shareholders.

11.4   This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by Trust, on behalf of Target Fund, and Trust on behalf of Survivor Fund.  The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

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IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

NORTHERN LIGHTS FUND TRUST, on behalf of BTS BOND ASSET ALLOCATION FUND

By:

Andrew Rogers

President, Trustee and Principal Executive Officer

______________________________________

NORTHERN LIGHTS FUND TRUST, on behalf of BTS TACTICAL FIXED INCOME FUND

By:

Andrew Rogers

President, Trustee and Principal Executive Officer

______________________________________

EXHIBIT B

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds’ financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the tables reflect the rates an investment in each Fund would have earned (or lost), assuming reinvestment of all dividends and distributions. The following information for the fiscal years ended December 31 has been derived from the Fund’s financial statements, which have been audited by BBD, LLP, independent registered public accounting firm. It is an integral part of the Fund’s audited financial statements included in the Fund’s Annual Report to members and incorporated by reference into the Statement of Additional Information. The following information for the six month period ended June 30, 2014 has been derived from the Fund’s semi-annual financial statements, which have not been audited. It is an integral part of the Fund’s unaudited financial statements included in the Fund’s Semi-Annual Report to members and incorporated by reference into the Statement of Additional Information. This should be read in conjunction with those financial statements.

	BTS Bond Asset Allocation Fund - Class A
	For the		For the	For the		For the		For the
	Six Months Ended		Year Ended	Year Ended		Year Ended		Period Ended
	June 30, 2014		December 31,	December 31,		December 31,		December 31,
	(Unaudited)		2013	2012		2011		2010 (1)
Net asset value, beginning of period	$9.75		$10.10	$9.83		$10.05		$10.00
Activity from investment operations:
Net investment income (2)	0.17		0.18	0.39		0.26		0.14
Net realized and unrealized
gain (loss) on investments	0.20		(0.18)	0.23		(0.20)		0.09
Total from investment operations	0.37		0.00	0.62		0.06		0.23

Paid-in-capital from redemption fees (2,3)	0.00		0.00	0.00		0.00		0.00

Less distributions from:
Net investment income	(0.17)		(0.34)	(0.35)		(0.27)		(0.13)
Net realized gains	-		-	-		(0.01)		(0.05)
Return of capital	-		(0.01)	-		-		-
Total distributions	(0.17)		(0.35)	(0.35)		(0.28)		(0.18)

Net asset value, end of period	$9.95		$9.75	$10.10		$9.83		$10.05

Total return (4)	3.84%	(6)	0.02%	6.36%	(5,10)	0.62%	(5)	2.27%	(6)

Net assets, at end of period (000s)	$26,116		$28,991	$87,194		$103,516		$161,047

Ratio of expenses to average
net assets (7)	2.15%	(8)	1.73%	1.60%		1.55%		1.51%	(8)
Ratio of net investment income
to average net assets (7,9)	3.52%	(8)	1.83%	3.88%		2.59%		1.36%	(8)

Portfolio Turnover Rate	3%	(6)	266%	235%		462%		641%	(6)

(1)	The BTS Bond Asset Allocation Fund commenced operations on January 4, 2010.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3)	Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees and assumes reinvestment of dividends and capital gain distributions, if any.
(5)

Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(6)	Not annualized.
(7)

The ratios of expenses and net investment income to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(8)	Annualized.
(9)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investments in which the Fund invests.
(10)	Total return includes $134,270 that was reimbursed by the Advisor due to a trade error. Had the Advisor not reimbursed the trade error, total return would have been 6.25%.

	BTS Bond Asset Allocation Fund - Class C
	For the		For the	For the		For the	For the
	Six Months Ended		Year Ended	Year Ended		Year Ended	Period Ended
	June 30, 2014		December 31,	December 31,		December 31,	December 31,
	(Unaudited)		2013	2012		2011	2010 (1)

Net asset value, beginning of period	$9.75		$10.12	$9.85		$10.05	$10.00
Activity from investment operations:
Net investment income (2)	0.13		0.17	0.32		0.19	0.08
Net realized and unrealized
gain (loss) on investments	0.20		(0.25)	0.22		(0.20)	0.08
Total from investment operations	0.33		(0.08)	0.54		(0.01)	0.16

Paid-in-capital from redemption fees (2,3)	0.00		0.00	0.00		0.00	0.00

Less distributions from:
Net investment income	(0.13)		(0.28)	(0.27)		(0.18)	(0.06)
Net realized gains	-		-	-		(0.01)	(0.05)
Return of capital	-		(0.01)	-		-	-
Total distributions	(0.13)		(0.29)	(0.27)		(0.19)	(0.11)

Net asset value, end of period	$9.95		$9.75	$10.12		$9.85	$10.05

Total return (4)	3.46%	(5)	(0.81)%	5.57%	(9)	(0.03)%	1.56%	(5)

Net assets, at end of period (000s)	$13,886		$15,400	$14,715		$14,115	$12,313

Ratio of expenses to average
net assets (6)	2.90%	(7)	2.48%	2.35%		2.30%	2.26%	(7)
Ratio of net investment income
to average net assets (6,8)	2.76%	(7)	1.70%	3.13%		1.84%	0.61%	(7)

Portfolio Turnover Rate	3%	(5)	266%	235%		462%	641%	(5)

(1)	The BTS Bond Asset Allocation Fund commenced operations on January 4, 2010.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3)	Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees and assumes reinvestment of dividends and capital gain distributions, if any.
(5)

Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(6)	Not annualized.
(7)

The ratios of expenses and net investment income to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(8)	Annualized.
(9)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investments in which the Fund invests.
(10)	Total return includes $134,270 that was reimbursed by the Advisor due to a trade error. Had the Advisor not reimbursed the trade error, total return would have been 6.25%.

	BTS Tactical Fixed Income Fund - Class A
	For the		For the
	Six Months Ended		Year Ended
	June 30, 2014(Unaudited)		December 31, 2013 (1)

Net asset value, beginning of period	$9.79		$10.00

Activity from investment operations:
Net investment income (2)	0.17		0.26
Net realized and unrealized
gain (loss) on investments (8)	0.20		(0.32)
Total from investment operations	0.37		(0.06)

Paid-in-capital from redemption fees (2)	0.00	(3)	0.01

Less distributions from:
Net investment income	(0.17)		(0.14)
Net realized gains	-		(0.02)
Total distributions	(0.17)		(0.16)

Net asset value, end of period	$9.99		$9.79

Total return (4,5)	3.77%	(6)	(0.48)%

Net assets, at end of period (000s)	$61,946		$66,686

Ratio of expenses to average
net assets (6,7)	1.63%		1.78%
Ratio of net investment income
to average net assets (6,7)	3.53%		4.59%

Portfolio Turnover Rate (5)	14%		17%

(1)	The BTS Tactical Fixed Income Fund's Class A shares commenced operations May 31, 2013.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3)	Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees and assumes reinvestment of dividends and capital gain distributions, if any.
(5)	Not annualized.
(6)	Annualized.
(7)

The ratios of expenses and net investment income to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(8)

Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain in the Statements of Operations for the period ended December 31, 2013, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to the fluctuating values for the Fund's portfolio.

	BTS Tactical Fixed Income Fund - Class C
	For the	For the
	Six Months Ended	Year Ended
	June 30, 2014 (Unaudited)	December 31, 2013 (1)

Net asset value, beginning of period	$9.77	$10.00

Activity from investment operations:
Net investment income (2)	0.14	0.28
Net realized and unrealized
gain (loss) on investments (8)	0.20	(0.36)
Total from investment operations	0.34	(0.08)

Paid-in-capital from redemption fees (2)	0.00	0.00

Less distributions from:
Net investment income	(0.15)	(0.13)
Net realized gains	-	(0.02)
Total distributions	(0.15)	(0.15)

Net asset value, end of period	$9.96	$9.77

Total return (4,5)	3.34%	(0.67)%

Net assets, at end of period (000s)	$5,813	$1,654

Ratio of expenses to average
net assets (6,7)	2.38%	2.53%
Ratio of net investment income
to average net assets (6,7)	2.69%	6.20%

Portfolio Turnover Rate (5)	14%	17%

(1)	The BTS Tactical Fixed Income Fund's Class C shares commenced operations May 31, 2013.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3)	Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees and assumes reinvestment of dividends and capital gain distributions, if any.
(5)	Not annualized.
(6)	Annualized.
(7)

The ratios of expenses and net investment income to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(8)

Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain in the Statements of Operations for the period ended December 31, 2013, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to the fluctuating values for the Fund's portfolio.

STATEMENT OF ADDITIONAL INFORMATION

November 19, 2014

BTS BOND ASSET ALLOCATION FUND

AND

BTS TACTICAL FIXED INCOME FUND

each a series of Northern Lights Fund Trust.

17605 Wright Street

Omaha, Nebraska 68130

1-800-287- 9820

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Prospectus/Information Statement dated November 19, 2014 (the “Combined Prospectus/Information Statement”) for the Survivor Fund and the Target Fund, each a class (herein referred to as “series”) of Northern Lights Fund Trust. (the “Corporation”).  Copies of the Combined Prospectus/Information Statement may be obtained at no charge by writing to the BTS Funds c/o Gemini Fund Services, LLC, Suite 2, 17605 Wright Street, Omaha, Nebraska 68130 45242 or by calling 1-877-287-9820.  Unless otherwise indicated, capitalized terms used in this Statement of Additional Information and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Information Statement.

This Statement of Additional Information contains information that may be of interest to shareholders of the Target Fund relating to the Reorganization, but that is not included in the Combined Prospectus/Information Statement.  As described in the Combined Prospectus/Information Statement, the Reorganization would involve the transfer of substantially all of the assets, and the assumption of the liabilities, of the Target Fund in exchange for shares of the Survivor Fund.  The Target Fund would distribute the Survivor Fund shares it receives to its shareholders in complete liquidation of the Target Fund.

The Funds will furnish, without charge, a copy of their most recent Annual Report and/or Semi-Annual Report.  Requests should be directed to the BTS Funds c/o Gemini Fund Services, LLC, Suite 2, 17605 Wright Street, Omaha, Nebraska 68130 or by calling 1-877-287-9820.

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TABLE OF CONTENTS

ADDITIONAL INFORMATION ABOUT THE FUNDS	3
PRO FORMA FINANCIAL INFORMATION (UNAUDITED)	4

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ADDITIONAL INFORMATION ABOUT THE FUNDS

Further information about each of the Survivor Fund and the Target Fund, each a series of the Corporation, is contained in and incorporated by reference to the Statement of Additional Information dated April 30, 2014, as it may be amended and/or supplemented from time to time.  Management’s discussion of fund performance, audited financial statements and related report of the independent registered public accounting firm for the Funds are contained in the Funds’ Annual Report for the fiscal year ended December 31, 2013 and are incorporated in this Statement of Additional Information by reference.  No other parts of the Funds’ Annual Report are incorporated by reference in this Statement of Additional Information. Unaudited financial statements for the Funds are contained in the Funds’ Semi-Annual Report for the six-month period ended June 30, 2014 and are incorporated in this Statement of Additional Information by reference.  No other parts of the Funds’ Semi-Annual Report are incorporated by reference in this Statement of Additional Information.

3

Pro Forma Financial Information

(Unaudited)

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Target Fund and Survivor Fund as of June 30, 2014, using the fees and expenses information as shown in the Proxy Statement/Prospectus. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Target Fund and Survivor Fund, which are available in their annual and semi-annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Reorganization

Note 1 — Reorganization

The unaudited pro forma information has been prepared to give effect to the proposed reorganization of the Target Fund into the Survivor Fund pursuant to an Agreement and Plan of Reorganization (the “Reorganization”) as if the Reorganization occurred on June 30, 2014.

Target Fund	Survivor Fund
BTS Bond Asset Allocation Fund	BTS Tactical Fixed Income Fund

Note 2 — Basis of Pro Forma

The Reorganization is expected to be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by the Survivor Fund or its shareholders as a direct result of the Reorganization. The Target Fund and the Survivor Fund are both registered open-end management investment companies. The Reorganization would be accomplished by the acquisition of all of the assets and the assumption of all of the liabilities of the Target Fund by the Survivor Fund in exchange for shares of the Survivor Fund, followed by the distribution of such shares to Target Fund shareholders in complete liquidation and termination of the Target Fund. The pro forma financial information has been adjusted to reflect the assumption that the Target Fund distributes its undistributed net investment income to its shareholders prior to the Reorganization. The Target Fund Class A and Class C shareholders would have received 2,612,486 and 1,393,094 of Class A and Class C shares, respectively, of the Survivor Fund had the Reorganization occurred on June 30, 2014.

The Reorganization is expected to be accounted for as a tax-free reorganization for federal income tax purposes. In accordance with accounting principles generally accepted in the United States of America, for financial reporting purposes, the historical cost basis of the investments received from the Target Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the Surviving Fund with amounts distributable to shareholders for tax purposes.

Fund	Net Assets	As of Date
BTS Bond Asset Allocation Fund (Target Fund)	$40,001,576	June 30, 2014
BTS Tactical Fixed Income Fund (Survivor Fund)	$67,759,556	June 30, 2014
BTS Tactical Fixed Income Fund (Pro Forma Combined Fund)	$107,761,132	June 30, 2014

Note 3 — Pro Forma Expense Adjustments

The table below reflects adjustments to annual expenses made to the Pro Forma Combined Fund financial information as if the Reorganization had taken place on June 30, 2014 using the fees and expenses information shown in the Proxy Statement/Prospectus. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Fund and Survivor Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect this information. Percentages presented below are the increase (decrease) in expenses divided by the Pro Forma Combined Fund net assets presented

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in Note 2. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganization.

	Fee and Expense Increase (Decrease)
Net Expense Category	Dollar Amount	Percentage
Administration fees	$(2,509.00)	(0.0024%)
Fund Accounting fees	(27,000.00)	(0.0257%)
Transfer Agent fees	(7,500.00)	(0.0071%)
Professional fees	(26,000.00)	(0.0248%)
Compliance expense	(5,000.23)	(0.0048%)
Registration fees	(15,000.00)	(0.0143%)
Custody fees	(4,400.00)	(0.0042%)
Printing and filing fees	(10,000.00)	(0.0095%)
Trustee fees	(5,000.00)	(0.0048%)
Miscellaneous fees	(5,000.00)	(0.0048%)
Total Pro Forma Net Expense Adjustment	$(107,409.72)	(0.1024%)

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Survivor Fund are expected as a result of the Reorganization.

Note 4 — Accounting Survivor

The Survivor Fund will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objective, expense structure and policies/restrictions of the Survivor Fund.

Note 5 — Capital Loss Carryforwards

At June 30, 2014, the Funds had unused capital [gain/loss] carryforwards available for federal income tax purposes to be applied against future capital gains, if any.  For net capital losses arising in taxable years beginning after December 22, 2010, a Fund will generally be able to carry-forward such capital losses indefinitely. A Fund’s net capital losses from taxable years beginning on or prior to December 22, 2010, however, will remain subject to their current expiration dates and can be used only after the post-enactment losses. The Funds had  loss carryforwards as follows:

Target Fund – BTS Bond Asset Allocation Fund

	Non-Expiring Short-Term	Non-Expiring Long-Term	Total
BTS Bond Asset Allocation Fund	$ 3,706,606	$ -	$ 3,706,606

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TargetSurvivor Fund – BTS Tactical Fixed Income Fund NnonnNone None

6